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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Aon CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

        On August 14, 2002, Aon Corporation (the "Company") issued a press release (the "Press Release") announcing that it has resolved all of the comments raised by the Securities and Exchange Commission that were outlined in the Company's August 7, 2002 press release. A copy of the Press Release is being filed as an exhibit hereto and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a	)—(b)	Not applicable.
(c	)	Exhibits:

Exhibit Number	Description of Exhibit
99	Press release issued by the Company on August 14, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aon CORPORATION
By:	/s/ RAYMOND I. SKILLING Raymond I. Skilling Executive Vice President and Chief Counsel

Date: August 14, 2002

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit
99	Press release issued by the Company on August 14, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX